Exhibit 10.11

AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement dated as of July 19, 2007 (“Amendment”), is made by and among Viking Systems, Inc., a Delaware corporation (the “Company”) and the purchasers (the “Original Purchasers”) listed on the signature pages to the Securities Purchase Agreement dated as of February 23, 2007 as amended and as may be further amended (the “Purchase Agreement”).

Recitals

Whereas, on February 23, 2007, the Company and the Original Purchasers entered into the Purchase Agreement. In connection therewith, the Original Purchasers purchased certain Debentures dated February 23, 2007 (the “Original Debentures”) from the Company.

Whereas, the Company desires to issue additional 8% Secured Convertible Debentures due February 23, 2009 (the “New Debentures”) and additional Warrants to Purchase Common Stock (the “New Warrants”), to certain additional investors (collectively, the “New Purchasers”) and the Company and the Original Purchasers desire to amend the Purchase Agreement as set forth in this Amendment.

Agreement

Now, Therefore, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and in reliance on the recitals set forth above, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

1. The definition of “Debentures” in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following new definition of “Debentures”:

““Debentures” means the 8% Secured Convertible Debentures due, subject to the terms therein, on February 23, 2009, issued by the Company to the Purchasers hereunder or to certain additional purchasers from time to time, substantially in the form of Exhibit A attached hereto.”

2. The definition of “Warrants” in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following new definition of “Warrants”:

““Warrants” means collectively the Common Stock purchase warrants substantially in the form of Exhibit C attached hereto delivered by the Company to the holders of the Debentures.”

3. Section 4.13(a) is hereby deleted in its entirety and replaced with the following new Section 4.13(a):

“(a) Subject to the terms under this Section 4.13, from the date hereof until the date that the Debentures are no longer outstanding, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to the lesser of (i) 100% of the Subsequent Financing or (ii) the aggregate principal amount of Debentures (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.”

4. The undersigned hereby acknowledge that sales and issuances by the Company of the New Debentures and New Warrants may be integrated with the issuance and sale of the Original Debentures and related warrants and waive the provisions of Section 4.4 of the Purchase Agreement with respect to the issuance of the New Debentures and the New Warrants.

5. Except as specifically amended by this Amendment, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. This Amendment shall become effective when executed and delivered by the Company and the Original Purchasers. This Amendment does not constitute a waiver of any rights that the Original Purchasers have to approve any offering of securities. This Amendment shall not be effective as to any New Debentures or New Purchasers unless the Original Purchasers shall have consented in writing to the terms and conditions of such offering at the time any such offering is made.

6. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile and the parties hereto agree that such facsimile execution and delivery shall have the same force and effect as delivery of an original document with original signatures, and that each party hereto may use such facsimile signatures as evidence of the execution and delivery of this Amendment by all parties hereto to the same extent that an original signature could be used.

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In Witness Whereof, each of the parties hereto has caused this Amendment No. 1 to Purchase Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

COMPANY: Viking Systems, Inc., a Delaware corporation By: _______________________ Name: Title:

[Signatures Continue on Following Page]

Original Purchaser:

Name of Entity: _____________________________________________

Signature of Authorized Signatory of Entity: ________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

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